Exhibit 99.2

3rd Quarter 2009 Supplemental Financial Information

Marshall & Ilsley Corporation

(NYSE: MI)

The following unaudited financial information has been provided for the benefit of showing M&I’s current versus historical results.

Beginning with the second quarter 2009, the Corporation modified its definition of nonperforming assets to exclude renegotiated loans and loans past due 90 days or more because these loans were performing in accordance with their current terms. Prior periods presented have been adjusted for this reclassification.

In accordance with the Noncontrolling Interests in Consolidated Financial Statements Topic of the FASB Accounting Standards Codification, noncontrolling interests in consolidated subsidiaries, formerly known as minority interests, were reclassified from other liabilities and are now reported as a component of equity in the consolidated balance sheet information presented. All prior periods presented have been adjusted for this reclassification. For all periods presented, the unaudited consolidated income statement information is presented net of the net income or loss attributable to the noncontrolling interests and therefore, only represents the net income or loss attributable to M&I.

On November 1, 2007, the separation of Metavante Technologies, Inc. (“Metavante”) from M&I was completed. For all periods presented, the financial condition and results of operations of Metavante have been de-consolidated from M&I’s historical consolidated financial condition and results of operations and are reported as discontinued operations in the accompanying unaudited financial information.

For additional inquiries or questions, please contact:

M&I Investor Relations

(414) 765-7801

e-mail: micorp@micorp.com

Gregory A. Smith

Chief Financial Officer

(414) 765-7727

David L. Urban

Director of Investor Relations

(414) 765-7853

James E. Sandy

VP / External Financial Reporting

(414) 765-8314

Marshall & Ilsley Corporation

Quarterly Financial Information

	3rd Qtr. 2009	2nd Qtr. 2009	1st Qtr. 2009	4th Qtr. 2008	3rd Qtr. 2008	2nd Qtr. 2008	1st Qtr. 2008	4th Qtr. 2007	3rd Qtr. 2007
PER COMMON SHARE DATA

Diluted:

Income (Loss) from Continuing Operations	$(0.68)	$(0.83)	$(0.44)	$(7.25)	$0.32	$(1.52)	$0.56	$(0.09)	$0.65
Net Income (Loss)	(0.68)	(0.83)	(0.44)	(7.25)	0.32	(1.52)	0.56	1.83	0.83

Basic:
Income (Loss) from Continuing Operations	(0.68)	(0.83)	(0.44)	(7.25)	0.32	(1.52)	0.56	(0.09)	0.66
Net Income (Loss)	(0.68)	(0.83)	(0.44)	(7.25)	0.32	(1.52)	0.56	1.86	0.84

Dividend Declared per Common Share	0.01	0.01	0.01	0.32	0.32	0.32	0.31	0.31	0.31

Book Value per Common Share	12.98	13.52	17.45	17.58	25.12	25.26	27.09	26.86	26.45

Common Shares Outstanding (millions):
Average - Diluted	366.8	280.8	264.5	261.0	259.2	258.6	262.3	269.4	266.3
End of Period	368.3	368.1	265.7	265.3	260.0	259.4	259.1	263.5	267.1
INCOME STATEMENT ($millions)

Net Interest Income (FTE)	$394.5	$398.5	$408.8	$469.0	$447.5	$454.6	$437.5	$425.9	$410.2

Provision for Loan & Lease Losses	578.7	619.0	477.9	850.4	155.0	886.0	146.3	235.1	41.5

Wealth Management	66.7	65.8	62.7	64.2	71.3	74.8	71.9	70.1	66.5
Service Charge on Deposits	33.6	34.1	35.3	35.9	36.7	37.9	35.7	32.0	30.9
Mortgage Banking	12.7	18.0	10.8	4.5	5.5	6.6	9.4	5.4	6.5
Net Investment Securities Gains (Losses)	(1.5)	82.7	0.1	(9.9)	1.0	0.5	25.7	4.9	8.9
Bank-Owned Life Insurance Revenue	10.3	8.0	9.3	(1.2)	12.8	12.0	12.4	11.8	10.5
Other	106.1	58.6	58.5	72.6	56.5	55.2	56.1	79.5	60.0

Total Non-Interest Revenues	227.9	267.2	176.7	166.1	183.8	187.0	211.2	203.7	183.3

Salaries & Employee Benefits	179.2	187.2	155.2	178.0	184.0	186.6	174.7	174.0	166.8
Net Occupancy and Equipment	33.3	32.4	33.8	32.8	31.7	31.2	31.2	28.8	27.7
Software Expenses	7.7	7.0	6.6	5.6	6.5	6.3	6.2	6.5	4.9
Processing Charges	33.6	33.8	33.7	33.0	33.2	33.7	32.1	36.2	33.9
Supplies, Printing, Postage and Delivery	8.4	8.9	9.1	9.5	9.3	11.6	11.8	10.6	10.5
FDIC Insurance	17.8	49.2	15.1	7.2	6.0	2.2	1.9	1.1	0.9
Professional Services	23.5	22.0	19.2	23.9	16.5	18.2	13.5	15.9	9.1
Intangible Amortization	5.9	5.8	5.8	6.4	6.0	6.0	5.9	5.4	5.4
Goodwill Impairment	—	—	—	1,535.1	—	—	—	—	—
Other	100.0	68.8	67.0	106.4	66.8	84.6	38.5	167.6	34.3

Total Non-Interest Expenses	409.4	415.1	345.5	1,937.9	360.0	380.4	315.8	446.1	293.5

Tax Equivalent Adjustment	5.8	6.7	7.1	7.0	6.8	7.0	7.1	7.1	7.0

Pre-Tax Income (Loss)	(371.5)	(375.1)	(245.0)	(2,160.2)	109.5	(631.8)	179.5	(58.7)	251.5

Provision (Benefit) for Income Taxes	(148.1)	(166.1)	(153.0)	(281.2)	26.4	(238.0)	33.3	(34.2)	77.8

Income (Loss) from Continuing Operations	(223.4)	(209.0)	(92.0)	(1,879.0)	83.1	(393.8)	146.2	(24.5)	173.7

Discontinued Operations, Net of Tax
Separation Transaction Costs	—	—	—	—	—	—	—	(18.6)	(4.0)
Gain on Sale of Metavante	—	—	—	—	—	—	—	525.6	—
Metavante Net Income	—	—	—	—	—	—	—	11.4	50.2

Net Income (Loss) Attributable to M&I	$(223.4)	$(209.0)	$(92.0)	$(1,879.0)	$83.1	$(393.8)	$146.2	$493.9	$219.9

Preferred Dividends	(25.0)	(25.0)	(24.9)	(12.7)	—	—	—	—	—

Net Income (Loss) Attributable to M&I Common Shareholders	$(248.4)	$(234.0)	$(116.9)	$(1,891.7)	$83.1	$(393.8)	$146.2	$493.9	$219.9

2.

Marshall & Ilsley Corporation

Quarterly Financial Information

	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007
ASSETS - END OF PERIOD ($millions)

Cash & Due From Banks	$675	$797	$745	$851	$982	$1,316	$1,360	$1,369	$1,034
Trading Assets	270	261	687	518	163	133	195	125	48
Short - Term Investments	1,605	916	451	231	137	596	307	462	717
Investment Securities	6,430	6,125	7,728	7,668	7,383	7,695	7,853	7,818	7,179
Loan to Metavante	—	—	—	—	—	—	—	—	982
Loans & Leases:
Commercial Loans	13,041	14,282	14,576	14,880	15,185	15,328	14,901	13,794	13,052
Commercial Lease Financing	492	510	532	562	526	514	513	533	517

Total Commercial Loans & Leases	13,533	14,792	15,108	15,442	15,711	15,842	15,414	14,327	13,569

Commercial Real Estate	13,884	13,938	12,999	12,542	12,114	11,891	11,574	11,096	10,875

Commercial Construction & Development	3,604	3,790	4,643	5,063	5,406	5,355	5,383	4,958	4,814
Residential Construction & Development	2,710	3,039	3,608	3,980	4,354	4,614	4,984	5,153	5,343

Total Construction & Development	6,314	6,829	8,251	9,043	9,760	9,969	10,367	10,111	10,157
Residential Real Estate	5,135	5,465	5,711	5,734	5,674	5,632	5,358	4,592	4,357
Personal Loans	2,268	2,068	1,952	1,929	1,902	1,714	1,665	1,560	1,515
Personal Lease Financing	159	179	199	213	203	193	200	197	192
Home Equity Loans & Lines	4,813	4,912	5,025	5,082	5,053	4,992	4,722	4,413	4,304

Total Consumer Loans & Leases	7,240	7,159	7,176	7,224	7,158	6,899	6,587	6,170	6,011

Total Loans & Leases	46,106	48,183	49,245	49,985	50,417	50,233	49,300	46,296	44,969
Reserve for Loan & Lease Losses	(1,414)	(1,368)	(1,352)	(1,202)	(1,031)	(1,029)	(544)	(496)	(453)
Premises and Equipment, net	570	573	570	565	542	524	514	470	470
Goodwill & Intangibles	752	757	758	763	2,237	2,242	2,246	1,808	1,824
Other Assets	3,551	3,450	2,958	2,957	2,671	2,550	2,167	1,997	2,638

Total Assets of Continuing Operations	58,545	59,694	61,790	62,336	63,501	64,260	63,398	59,849	59,408

Assets of Discontinued Operations	—	—	—	—	—	—	—	—	1,360

Total Assets	$58,545	$59,694	$61,790	$62,336	$63,501	$64,260	$63,398	$59,849	$60,768

LIABILITIES - END OF PERIOD ($millions)

Deposits:
Noninterest Bearing	$8,286	$7,848	$6,988	$6,880	$6,359	$6,390	$6,138	$6,174	$5,559
Interest Bearing:
Savings & NOW	6,023	4,893	3,628	3,454	3,151	3,253	3,187	3,062	2,813
Money Market	10,403	9,979	10,614	10,753	10,640	10,774	11,673	10,841	11,534
Time	16,712	18,080	17,725	18,072	17,958	17,478	14,854	12,507	11,492
Foreign	296	392	609	1,864	1,932	3,278	2,875	2,607	3,010

Total Interest Bearing	33,434	33,344	32,576	34,143	33,681	34,783	32,589	29,017	28,849

Total Deposits	41,720	41,192	39,564	41,023	40,040	41,173	38,727	35,191	34,408
Short - Term Borrowings	1,541	1,475	5,336	4,058	6,267	6,036	7,045	6,811	7,168
Long - Term Borrowings	7,512	9,297	9,539	9,614	9,714	9,565	9,672	9,873	10,809
Other Liabilities	1,370	1,135	1,100	1,371	978	962	970	931	1,400
Liabilities of Discontinued Operations	—	—	—	—	—	—	—	—	(62)

Total Liabilities	52,143	53,099	55,539	56,066	56,999	57,736	56,414	52,806	53,723

EQUITY - END OF PERIOD ($millions)

Preferred Equity	1,646	1,643	1,639	1,636	—	—	—	—	—
Common Equity	4,767	5,011	4,677	4,782	6,599	6,582	7,042	7,086	7,068
Unrealized Gains (Losses) on Securities	41	4	15	(57)	(68)	(31)	9	(10)	(29)
Unrealized Gains (Losses) on Derivatives	(64)	(75)	(93)	(103)	(42)	(40)	(80)	(47)	(21)
Postretirement Benefits - Funded Status	1	1	2	2	3	3	3	4	4

Accumulated Other Comprehensive Income	(22)	(70)	(76)	(158)	(107)	(68)	(68)	(53)	(46)

Total Common Equity	4,745	4,941	4,601	4,624	6,492	6,514	6,974	7,033	7,022

Marshall & Ilsley Corporation Shareholders’ Equity	6,391	6,584	6,240	6,260	6,492	6,514	6,974	7,033	7,022
Noncontrolling Interest in Subsidiaries	11	11	11	10	10	10	10	10	23

Total Equity	6,402	6,595	6,251	6,270	6,502	6,524	6,984	7,043	7,045

Total Liabilities & Equity	$58,545	$59,694	$61,790	$62,336	$63,501	$64,260	$63,398	$59,849	$60,768

3.

Marshall & Ilsley Corporation

Quarterly Financial Information

	3rd Qtr. 2009	2nd Qtr. 2009	1st Qtr. 2009	4th Qtr. 2008	3rd Qtr. 2008	2nd Qtr. 2008	1st Qtr. 2008	4th Qtr. 2007	3rd Qtr. 2007
AVERAGE ASSETS ($millions)
Cash & Due from Banks	$739	$748	$803	$867	$892	$879	$953	$1,000	$1,022
Trading Assets	251	581	585	304	144	162	179	78	49
Short - Term Investments	1,791	459	570	617	387	371	332	468	393
Investment Securities	6,255	7,314	7,689	7,298	7,509	7,735	7,911	7,672	7,388
Loan to Metavante	—	—	—	—	—	—	—	331	982
Loans & Leases:

Commercial Loans	13,667	14,404	14,745	14,888	15,002	15,086	14,389	13,264	12,755
Commercial Lease Financing	497	522	547	534	511	517	522	528	510

Total Commercial Loans & Leases	14,164	14,926	15,292	15,422	15,513	15,603	14,911	13,792	13,265

Commercial Real Estate	13,844	13,549	12,872	12,203	11,942	11,703	11,507	10,920	10,728

Commercial Construction & Development	3,782	4,188	4,820	5,490	5,419	5,423	5,436	4,941	4,680
Residential Construction & Development	2,871	3,399	3,851	4,296	4,538	4,950	5,116	5,285	5,300

Total Construction & Development	6,653	7,587	8,671	9,786	9,957	10,373	10,552	10,226	9,980

Residential Real Estate	5,263	5,695	5,768	5,675	5,631	5,525	5,182	4,445	4,277

Personal Loans	2,200	1,959	1,942	1,878	1,766	1,693	1,590	1,520	1,426
Personal Lease Financing	169	190	207	211	196	199	198	195	186
Home Equity Loans & Lines	4,844	4,969	5,064	5,071	5,027	4,835	4,670	4,344	4,248

Total Consumer Loans & Leases	7,213	7,118	7,213	7,160	6,989	6,727	6,458	6,059	5,860

Total Loans & Leases	47,137	48,875	49,816	50,246	50,032	49,931	48,610	45,442	44,110
Reserve for Loan & Lease Losses	(1,359)	(1,361)	(1,245)	(1,183)	(1,083)	(682)	(557)	(492)	(444)
Premises and Equipment, net	574	572	569	552	533	521	509	471	467
Goodwill & Intangibles	755	757	761	2,237	2,239	2,244	2,242	1,819	1,823
Other Assets	3,102	2,999	2,889	2,671	2,411	2,329	2,174	2,048	1,892

Total Assets of Continuing Operations	59,245	60,944	62,437	63,609	63,064	63,490	62,353	58,837	57,682

Assets of Discontinued Operations	—	—	—	—	—	—	—	520	1,542

Total Assets	$59,245	$60,944	$62,437	$63,609	$63,064	$63,490	$62,353	$59,357	$59,224

Memo:
Average Earning Assets	$55,434	$57,229	$58,660	$58,465	$58,072	$58,199	$57,032	$53,991	$52,922
Average Earning Assets Excluding Investment Securities Unrealized Gains / (Losses)	$55,426	$57,190	$58,719	$58,600	$58,137	$58,198	$56,998	$54,009	$53,010

AVERAGE LIABILITIES ($millions)

Deposits:
Noninterest Bearing	$7,862	$7,355	$6,482	$6,063	$5,909	$5,828	$5,629	$5,563	$5,513
Interest Bearing:
Savings & NOW	5,575	4,175	3,530	3,228	3,293	3,273	3,202	2,842	2,899
Money Market	10,293	10,207	10,631	10,641	10,545	11,199	11,687	10,810	11,474
Time	17,234	17,652	17,901	18,272	17,328	15,977	13,960	12,080	12,049
Foreign	372	469	1,123	2,406	2,613	2,776	3,250	3,347	2,909

Total Interest Bearing	33,474	32,503	33,185	34,547	33,779	33,225	32,099	29,079	29,331

Total Deposits	41,336	39,858	39,667	40,610	39,688	39,053	37,728	34,642	34,844
Short - Term Borrowings	1,875	4,206	5,724	5,035	6,415	6,799	6,416	5,725	4,491
Long - Term Borrowings	8,387	9,440	9,571	9,686	9,653	9,639	10,020	10,674	11,902
Other Liabilities	994	1,041	1,122	978	774	1,023	1,152	1,094	1,038
Liabilities of Discontinued Operations	—	—	—	—	—	—	—	39	165

Total Liabilities	52,592	54,545	56,084	56,309	56,530	56,514	55,316	52,174	52,440

AVERAGE EQUITY ($millions)

Marshall & Ilsley Corporation Shareholders’ Equity	6,642	6,388	6,343	7,290	6,524	6,966	7,027	7,168	6,761
Noncontrolling Interest in Subsidiaries	11	11	10	10	10	10	10	15	23

Total Equity	6,653	6,399	6,353	7,300	6,534	6,976	7,037	7,183	6,784

Total Liabilities & Equity	$59,245	$60,944	$62,437	$63,609	$63,064	$63,490	$62,353	$59,357	$59,224

Memo:
Average Interest Bearing Liabilities	43,736	$46,149	$48,480	$49,268	$49,847	$49,663	$48,535	$45,478	$45,724

4.

Marshall & Ilsley Corporation

Quarterly Financial Information

	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007
Construction and Development Loans - End of Period ($millions)

Commercial
Construction	$2,737	$2,885	$3,791	$4,233	$4,448	$4,363	$4,411	$4,052	$3,929
Land	867	905	852	830	958	992	972	906	885

Total Commercial	3,604	3,790	4,643	5,063	5,406	5,355	5,383	4,958	4,814

Residential
Construction by Individuals	418	599	752	881	963	1,013	995	1,041	1,045
Land	1,767	1,897	2,044	2,122	2,189	2,304	2,454	2,513	2,536
Construction by Developers	525	543	812	977	1,202	1,297	1,535	1,599	1,762

Total Residential	2,710	3,039	3,608	3,980	4,354	4,614	4,984	5,153	5,343

Total Construction and Land Development	$6,314	$6,829	$8,251	$9,043	$9,760	$9,969	$10,367	$10,111	$10,157

	3rd Qtr. 2009	2nd Qtr. 2009	1st Qtr. 2009	4th Qtr. 2008	3rd Qtr. 2008	2nd Qtr. 2008	1st Qtr. 2008	4th Qtr. 2007	3rd Qtr. 2007
Construction and Development Loans - Average ($millions)

Commercial
Construction	$2,860	$3,290	$3,966	$4,577	$4,433	$4,431	$4,463	$4,044	$3,816
Land	922	898	854	913	986	992	973	897	864

Total Commercial	3,782	4,188	4,820	5,490	5,419	5,423	5,436	4,941	4,680

Residential
Construction by Individuals	500	690	834	938	1,009	1,013	1,010	1,055	1,012
Land	1,851	2,016	2,094	2,200	2,254	2,419	2,511	2,521	2,497
Construction by Developers	520	693	923	1,158	1,275	1,518	1,595	1,709	1,791

Total Residential	2,871	3,399	3,851	4,296	4,538	4,950	5,116	5,285	5,300

Total Construction and Land Development	$6,653	$7,587	$8,671	$9,786	$9,957	$10,373	$10,552	$10,226	$9,980

Definitions

Commercial Construction - Loans primarily to mid-sized local and regional companies to construct a variety of commercial projects.

Commercial Land - Loans primarily to mid-sized local and regional companies to acquire and develop land for a variety of commercial projects.

Residential Construction by Individuals - Loans primarily to individuals to construct 1-4 family homes.

Residential Land - Loans primarily to individuals and mid-sized local and regional builders to acquire and develop land for 1-4 family homes.

Residential Construction by Developers - Loans primarily to mid-sized local and regional builders to construct 1-4 family homes in residential subdivisions.

5.

Marshall & Ilsley Corporation

Quarterly Financial Information

	3rd Qtr. 2009	2nd Qtr. 2009	1st Qtr. 2009	4th Qtr. 2008	3rd Qtr. 2008	2nd Qtr. 2008	1st Qtr. 2008	4th Qtr. 2007	3rd Qtr. 2007
KEY RATIOS

Net Interest Margin (FTE) / Avg. Earning Assets	2.82%	2.79%	2.82%	3.18%	3.06%	3.14%	3.09%	3.13%	3.07%
Interest Spread (FTE)	2.42	2.40	2.48	2.77	2.65	2.71	2.53	2.42	2.43

Efficiency Ratio	66.1	70.7	59.0	n.m.	57.0	59.3	50.6	71.2	49.9

Return on Assets - Income from Continuing Operations	n.m.	n.m.	n.m.	n.m.	0.52	n.m.	0.94	n.m.	1.19
Return on Assets - Net Income	n.m.	n.m.	n.m.	n.m.	0.52	n.m.	0.94	3.30	1.47

Return on M&I Shareholders’ Equity - Income from Continuing Operations	n.m.	n.m.	n.m.	n.m.	5.07	n.m.	8.37	n.m.	10.19
Return on M&I Shareholders’ Equity - Net Income	n.m.	n.m.	n.m.	n.m.	5.07	n.m.	8.37	27.34	12.91

Equity / Assets (End of Period) (b)	10.9	11.1	10.1	10.1	10.2	10.2	11.0	11.8	11.6
Tangible Common Equity / Tangible Assets (End of Period)	7.0	7.2	6.4	6.4	7.0	7.0	7.8	9.1	6.4
Tangible Total Equity / Tangible Assets (End of Period) (b)	9.9	10.0	9.1	9.0	7.0	7.0	7.8	9.1	6.4

MARGIN ANALYSIS (a)

Loans and Leases:
Commercial Loans & Leases	4.19%	4.01%	3.90%	5.36%	5.29%	5.37%	6.25%	7.30%	7.61%
Commercial Real Estate	4.61	4.67	4.70	5.70	5.82	6.03	6.56	7.27	7.51
Residential Real Estate	4.88	4.82	5.08	5.40	5.72	6.02	6.43	6.90	7.14
Home Equity Loans & Lines	5.00	5.06	5.19	5.84	6.16	6.27	6.89	7.33	7.51
Personal Loans & Leases	5.44	5.64	5.54	6.08	6.16	6.38	6.98	7.54	7.71

Total Loans & Leases	4.61	4.58	4.62	5.56	5.68	5.86	6.49	7.22	7.47
Loan to Metavante	—	—	—	—	—	—	—	4.31	4.36
Investment Securities	3.77	4.11	4.26	4.63	4.62	4.77	5.03	5.13	5.27
Trading Securities	0.27	1.75	1.33	1.86	1.27	1.06	1.51	1.83	1.98
Short-Term Investments	0.27	0.35	0.45	1.13	2.26	2.36	3.53	4.89	5.30

Interest Income (FTE) / Avg. Interest Earning Assets	4.36%	4.46%	4.50%	5.38%	5.51%	5.68%	6.25%	6.87%	7.08%

Interest Bearing Deposits:
Savings & NOW	0.53%	0.29%	0.13%	0.32%	0.47%	0.52%	0.97%	1.19%	1.29%
Money Market	0.81	0.72	0.62	1.16	1.70	1.80	2.96	3.98	4.36
Time	2.41	2.64	2.71	3.48	3.55	3.84	4.47	4.91	5.01
Foreign	0.40	0.36	0.33	0.59	1.59	1.76	2.96	4.47	5.04

Total Interest Bearing Deposits	1.58	1.71	1.69	2.27	2.52	2.65	3.42	4.15	4.39
Short-Term Borrowings	0.33	0.27	0.28	1.06	2.15	2.25	3.36	4.66	5.17
Long-Term Borrowings	3.75	4.06	4.24	4.64	4.51	4.58	4.91	5.14	5.09

Interest Expense / Avg. Interest Bearing Liabilities	1.94%	2.06%	2.02%	2.61%	2.86%	2.97%	3.72%	4.45%	4.65%

Net Interest Margin (FTE) / Avg. Earning Assets	2.82%	2.79%	2.82%	3.18%	3.06%	3.14%	3.09%	3.13%	3.07%

Interest Spread (FTE)	2.42%	2.40%	2.48%	2.77%	2.65%	2.71%	2.53%	2.42%	2.43%

CREDIT QUALITY ($ millions)

Nonaccrual Loans & Leases	$2,122.0	$2,221.6	$1,960.8	$1,457.8	$1,226.4	$984.3	$772.8	$686.9	$445.8
Nonaccrual Loans Held for Sale	128.1	194.5	113.8	69.2	34.2	22.5	1.3	—	—

Total Nonperforming Loans & Leases	$2,250.1	$2,416.1	$2,074.6	$1,527.0	$1,260.6	$1,006.8	$774.1	$686.9	$445.8
Other Real Estate Owned (OREO)	351.2	356.8	344.3	320.9	267.2	207.1	177.8	115.1	77.3

Total Nonperforming Assets (c)	$2,601.3	$2,772.9	$2,418.9	$1,847.9	$1,527.8	$1,213.9	$951.9	$802.0	$523.1

Renegotiated Loans	$935.3	$818.5	$446.0	$270.3	$89.5	$16.5	$0.1	$224.4	$0.1

Loans Past Due 90 Days or More	$13.1	$15.1	$16.1	$14.5	$12.1	$17.7	$12.8	$13.9	$7.7

Notes:	(a)	Based on average balances excluding fair value adjustments for available for sale securities.
	(b)	Includes preferred equity and noncontrolling interest in subsidiaries.
	(c)	Beginning with the second quarter 2009, the Corporation modified its definition of nonperforming loans & leases and nonperforming assets to exclude renegotiated loans and loans past due 90 days or more because these loans were performing in accordance with their current terms. Prior periods presented have been adjusted for this reclassification.

6.

Marshall & Ilsley Corporation

Quarterly Financial Information

	3rd Qtr. 2009	2nd Qtr. 2009	1st Qtr. 2009	4th Qtr. 2008	3rd Qtr. 2008	2nd Qtr. 2008	1st Qtr. 2008	4th Qtr. 2007	3rd Qtr. 2007
CREDIT QUALITY RATIOS

Net Charge-Offs / Average Loans & Leases	4.48%	4.95%	2.67%	5.38%	1.21%	3.23%	1.08%	1.67%	0.23%
Loan & Lease Loss Reserve / Period-End Loans & Leases	3.07	2.84	2.75	2.41	2.05	2.05	1.10	1.07	1.01
Nonperforming Assets / Period-End Loans & Leases and OREO	5.60	5.71	4.88	3.67	3.01	2.41	1.92	1.73	1.16
Nonperforming Loans & Leases / Period-End Loans & Leases	4.88	5.01	4.21	3.05	2.50	2.00	1.57	1.48	0.99
Loan & Lease Loss Reserve / Nonperforming Loans & Leases (a)	67	62	69	82	84	105	70	72	102

RECONCILIATION OF RESERVE FOR LOAN & LEASE LOSSES (b) ($ millions)

Beginning Balance	$1,367.8	$1,352.1	$1,202.2	$1,031.5	$1,028.8	$543.5	$496.2	$452.7	$431.0
Provision for Loan and Lease Losses	578.7	619.0	477.9	850.4	155.0	886.0	146.3	235.1	41.5
Allowance of Banks & Loans Acquired	—	—	—	—	—	—	32.1	—	6.2
Loans and Leases Charged Off:
Commercial	206.8	69.0	65.5	101.2	32.8	39.9	4.4	58.5	4.6
Real Estate	323.2	534.3	265.0	576.0	124.0	362.6	123.8	130.4	19.1
Personal	10.8	8.8	7.4	8.6	6.3	5.6	6.9	4.9	6.1
Leases	0.8	1.0	2.3	0.7	0.2	0.7	0.7	0.9	0.4

Total Charge-Offs	541.6	613.1	340.2	686.5	163.3	408.8	135.8	194.7	30.2
Recoveries on Loans and Leases:
Commercial	1.5	2.6	2.0	2.1	2.3	2.3	0.9	1.3	1.9
Real Estate	5.8	5.7	7.4	2.9	6.9	4.2	2.3	0.4	0.9
Personal	1.5	1.2	1.2	1.1	1.4	1.2	1.1	1.0	0.9
Leases	0.1	0.3	1.6	0.6	0.4	0.4	0.4	0.4	0.5

Total Recoveries	8.9	9.8	12.2	6.7	11.0	8.1	4.7	3.1	4.2

Net Loan and Lease Charge-offs	532.7	603.3	328.0	679.8	152.3	400.7	131.1	191.6	26.0

Ending Balance	$1,413.7	$1,367.8	$1,352.1	$1,202.2	$1,031.5	$1,028.8	$543.5	$496.2	$452.7

Notes:	(a)	Excludes nonaccrual loans held for sale.
	(b)	May not add due to rounding

7.

Marshall & Ilsley Corporation

Quarterly Financial Information

	3rd Qtr. 2009	2nd Qtr. 2009	1st Qtr. 2009	4th Qtr. 2008	3rd Qtr. 2008	2nd Qtr. 2008	1st Qtr. 2008	4th Qtr. 2007	3rd Qtr. 2007
SELECTED SEGMENTS ($millions)

Commercial Banking
Net Interest Income	$234.1	$214.6	$199.6	$201.9	$191.2	$194.6	$188.9	$176.4	$171.8
Provision for Loan and Lease Losses	304.2	193.4	154.4	532.1	97.2	769.6	120.2	207.6	10.6

Net Interest Income / (Loss) after Provision for Loan and Lease Losses	(70.1)	21.2	45.2	(330.2)	94.0	(575.0)	68.7	(31.2)	161.2

Other Income	11.2	14.8	26.7	26.0	28.2	26.2	24.7	23.2	22.2
Goodwill Impairment	—	—	—	925.6	—	—	—	—	—
All Other Expense	77.0	69.6	57.6	72.7	64.7	81.6	64.3	53.7	49.6

Income (Loss) Before Income Taxes	(135.9)	(33.6)	14.3	(1,302.5)	57.5	(630.4)	29.1	(61.7)	133.8
Income Tax Expense (Benefit)	(54.3)	(13.5)	5.7	(163.8)	23.0	(252.2)	11.6	(24.7)	53.5

Segment Income (Loss)	$(81.6)	$(20.1)	$8.6	$(1,138.7)	$34.5	$(378.2)	$17.5	$(37.0)	$80.3

Identifiable Assets	$23,764.4	$24,944.8	$25,478.6	$25,771.3	$27,167.9	$27,537.6	$27,406.7	$25,403.7	$23,841.1

Community Banking
Net Interest Income	$181.4	$166.1	$173.4	$204.8	$194.2	$197.7	$196.1	$197.7	$195.4
Provision for Loan and Lease Losses	158.7	316.9	133.5	120.9	62.3	107.1	26.7	27.2	7.4

Net Interest Income / (Loss) after Provision for Loan and Lease Losses	22.7	(150.8)	39.9	83.9	131.9	90.6	169.4	170.5	188.0

Other Income	49.4	55.8	47.8	44.1	47.4	48.0	43.8	40.1	37.7
Goodwill Impairment	—	—	—	609.5	—	—	—	—	—
All Other Expense	211.0	211.4	178.8	182.4	173.8	177.6	159.2	143.7	149.9

Income (Loss) Before Income Taxes	(138.9)	(306.4)	(91.1)	(663.9)	5.5	(39.0)	54.0	66.9	75.8
Income Tax Expense (Benefit)	(55.6)	(122.6)	(36.4)	(56.0)	2.2	(15.6)	21.6	26.8	30.3

Segment Income (Loss)	$(83.3)	$(183.8)	$(54.7)	$(607.9)	$3.3	$(23.4)	$32.4	$40.1	$45.5

Identifiable Assets	$16,855.2	$17,799.8	$18,322.9	$18,805.6	$19,235.2	$19,373.0	$19,373.5	$18,476.0	$17,653.7

Wealth Management
Net Interest Income	$18.4	$14.8	$15.0	$17.5	$15.4	$14.6	$14.5	$14.0	$13.0
Provision for Loan and Lease Losses	14.0	6.5	10.0	16.4	1.7	2.6	2.9	1.3	0.8

Net Interest Income after Provision for Loan and Lease Losses	4.4	8.3	5.0	1.1	13.7	12.0	11.6	12.7	12.2

Other Income	68.6	68.5	64.9	66.1	73.2	77.8	74.3	71.0	68.1
Other Expense	66.7	68.9	56.6	95.8	79.6	65.8	60.7	58.6	57.4

Income (Loss) Before Income Taxes	6.3	7.9	13.3	(28.6)	7.3	24.0	25.2	25.1	22.9
Income Tax Expense (Benefit)	2.4	3.1	5.7	(11.7)	2.9	9.7	10.2	10.1	6.1

Segment Income (Loss)	$3.9	$4.8	$7.6	$(16.9)	$4.4	$14.3	$15.0	$15.0	$16.8

Identifiable Assets	$1,704.9	$1,690.6	$1,676.2	$1,688.3	$1,600.3	$1,513.5	$1,484.3	$1,551.3	$1,313.9

Treasury
Net Interest Income	$(82.6)	$(33.5)	$(14.6)	$17.0	$21.6	$19.8	$1.5	$1.0	$6.7
Provision for Loan and Lease Losses	—	—	—	—	—	—	—	—	—

Net Interest Income after Provision for Loan and Lease Losses	(82.6)	(33.5)	(14.6)	17.0	21.6	19.8	1.5	1.0	6.7

Other Income	69.6	59.4	11.9	14.7	12.0	11.2	11.0	10.8	19.8
Other Expense	10.5	18.2	10.9	7.7	5.0	4.4	3.8	77.5	3.3

Income (Loss) Before Income Taxes	(23.5)	7.7	(13.6)	24.0	28.6	26.6	8.7	(65.7)	23.2
Income Tax Expense (Benefit)	(9.4)	3.1	(5.4)	9.6	11.4	10.6	3.5	(26.3)	9.3

Segment Income (Loss)	$(14.1)	$4.6	$(8.2)	$14.4	$17.2	$16.0	$5.2	$(39.4)	$13.9

Identifiable Assets	$8,804.6	$7,240.5	$8,866.8	$8,674.3	$8,476.2	$8,802.2	$8,951.8	$8,918.0	$9,042.3

8.

Marshall & Ilsley Corporation

Annual Financial Information

	YEARS ENDED DECEMBER 31,
	2008	2007	2006	2005	2004
PER COMMON SHARE DATA
Diluted:
Income (Loss) from Continuing Operations	$(7.92)	$1.87	$2.54	$2.49	$2.32
Net Income (Loss)	(7.92)	4.34	3.17	2.99	2.66

Basic:
Income (Loss) from Continuing Operations	(7.92)	1.91	2.60	2.54	2.37
Net Income (Loss)	(7.92)	4.42	3.24	3.06	2.72

Dividend Declared per Common Share	1.27	1.20	1.05	0.93	0.81

Book Value per Common Share	17.58	26.86	24.24	20.27	17.51

Common Shares Outstanding (millions):
Average - Diluted	259.6	265.5	254.6	236.0	227.5
End of Period	265.3	263.5	255.5	235.4	227.3
INCOME STATEMENT ($millions)
Net Interest Income (FTE)	$1,808.6	$1,644.4	$1,537.6	$1,323.7	$1,210.6

Provision for Loan & Lease Losses	2,037.7	319.8	50.6	44.8	38.0

Wealth Management	282.2	262.8	221.6	191.7	175.1
Service Charge on Deposits	146.2	120.6	106.7	101.9	107.1
Mortgage Banking	26.0	34.1	52.4	50.5	34.7
Net Investment Securities Gains	17.2	34.8	9.7	45.5	35.4
Derivative Loss - Discontinued Hedges	—	—	(18.4)	—	—
Bank-Owned Life Insurance Revenue	35.9	37.7	29.1	27.1	27.3
Other	240.6	239.1	180.6	156.9	147.7

Total Non-Interest Revenues	748.1	729.1	581.7	573.6	527.3

Salaries & Employee Benefits	723.2	659.9	613.4	549.8	494.5
Net Occupancy and Equipment	126.9	112.0	104.0	85.3	80.0
Software Expenses	24.7	21.1	18.0	13.1	9.6
Processing Charges	132.0	135.1	124.2	101.3	92.9
Supplies,Printing, Postage and Delivery	42.1	42.5	41.4	38.0	38.0
FDIC Insurance	17.3	4.0	3.7	3.3	3.2
Professional Services	72.0	42.4	34.1	30.5	29.4
Intangible Amortization	24.3	20.6	18.6	13.1	16.9
Goodwill Impairment	1,535.1	—	—	—	—
Other	296.5	277.3	126.1	120.0	117.2

Total Non-Interest Expenses	2,994.1	1,314.9	1,083.5	954.4	881.7

Tax Equivalent Adjustment	27.9	28.2	30.1	33.3	32.2

Pre-Tax Income (Loss)	(2,503.0)	710.6	955.1	864.8	786.0

Provision (Benefit) for Income Taxes	(459.5)	213.7	307.4	278.1	257.0

Income (Loss) from Continuing Operations	(2,043.5)	496.9	647.7	586.7	529.0

Discontinued Operations, net of tax
Separation Transaction Costs	—	(25.3)	—	—	—
Gain on Sale of Metavante	—	525.6	—	—	—
Metavante Net Income	—	153.7	160.1	119.5	76.9

Net Income (Loss) Attributable to M&I	$(2,043.5)	$1,150.9	$807.8	$706.2	$605.9

Preferred Dividends	(12.7)	—	—	—	—

Net Income (Loss) Attributable to Common Shareholders	$(2,056.2)	$1,150.9	$807.8	$706.2	$605.9

9.

Marshall & Ilsley Corporation

Annual Financial Information

	DECEMBER 31,
	2008	2007	2006	2005	2004
ASSETS - END OF PERIOD ($millions)
Cash & Due From Banks	$851	$1,369	$1,202	$1,111	$790
Trading Assets	518	125	36	30	18
Short - Term Investments	231	462	253	271	160
Investment Securities	7,668	7,818	7,405	6,319	6,083
Loan to Metavante	—	—	982	982	1,022
Loans & Leases:

Commercial Loans	14,880	13,794	12,048	9,566	8,482
Commercial Lease Financing	562	533	539	500	406

Total Commercial Loans & Leases	15,442	14,327	12,587	10,066	8,888

Commercial Real Estate	12,542	11,096	10,236	8,406	8,164

Commercial Construction & Development	5,063	4,958	4,115	2,015	1,175
Residential Construction & Development	3,980	5,153	5,032	3,798	1,090

Total Construction & Development	9,043	10,111	9,147	5,813	2,265

Residential Real Estate	5,734	4,592	4,000	3,298	3,399

Personal Loans	1,929	1,560	1,458	1,622	1,537
Personal Lease Financing	213	197	165	132	132
Home Equity Loans & Lines	5,082	4,413	4,342	4,834	5,149

Total Consumer Loans & Leases	7,224	6,170	5,965	6,588	6,818

Total Loans & Leases	49,985	46,296	41,935	34,171	29,534
Reserve for Loan & Lease Losses	(1,202)	(496)	(421)	(364)	(358)
Premises and Equipment, net	565	470	436	353	338
Goodwill & Intangibles	763	1,808	1,573	897	913
Other Assets	2,957	1,997	1,511	1,289	1,180

Total Assets of Continuing Operations	62,336	59,849	54,912	45,059	39,680

Assets of Discontinued Operations	—	—	1,318	1,154	757

Total Assets	$62,336	$59,849	$56,230	$46,213	$40,437

LIABILITIES - END OF PERIOD ($millions)
Deposits:
Noninterest Bearing	$6,880	$6,174	$6,144	$5,547	$4,911
Interest Bearing:
Savings & NOW	3,454	3,062	3,024	2,958	3,387
Money Market	10,753	10,841	9,057	7,500	6,730
Time Deposits	18,072	12,507	12,822	9,383	8,345
Foreign Deposits	1,864	2,607	3,580	2,819	3,593

Total Interest Bearing Deposits	34,143	29,017	28,483	22,660	22,055

Total Deposits	41,023	35,191	34,627	28,207	26,966
Short - Term Borrowings	4,058	6,811	3,609	3,019	1,933
Long - Term Borrowings	9,614	9,873	10,842	9,273	6,618
Other Liabilities	1,371	931	889	812	738
Liabilities of Discontinued Operations	—	—	43	99	175

Total Liabilities	56,066	52,806	50,010	41,410	36,430

EQUITY - END OF PERIOD ($millions)
Preferred Equity	1,636	—	—	—	—
Common Equity	4,782	7,086	6,168	4,772	3,928
Unrealized Gains (Losses) on Securities	(57)	(10)	(22)	(36)	31
Unrealized Gains (Losses) on Derivatives	(103)	(47)	—	(1)	(8)
Postretirement Benefits - Funded Status	2	4	5	—	—

Accumulated Other Comprehensive Income	(158)	(53)	(17)	(37)	23

Total Common Equity	4,624	7,033	6,151	4,735	3,951

Marshall & Ilsley Corporation Shareholders’ Equity	6,260	7,033	6,151	4,735	3,951
Noncontrolling Interest in Subsidiaries	10	10	69	68	56

Total Equity	6,270	7,043	6,220	4,803	4,007

Total Liabilities & Equity	$62,336	$59,849	$56,230	$46,213	$40,437

10.

Marshall & Ilsley Corporation

Annual Financial Information

	YEARS ENDED DECEMBER 31,
	2008	2007	2006	2005	2004
AVERAGE ASSETS ($millions)
Cash & Due From Banks	$898	$1,005	$974	$923	$814
Trading Assets	197	57	46	27	22
Short - Term Investments	427	352	297	229	163
Investment Securities	7,612	7,496	6,968	6,180	5,871
Loan to Metavante	—	818	982	994	535
Loans & Leases:

Commercial Loans	14,841	12,672	11,175	8,955	7,621
Commercial Lease Financing	521	515	516	439	397

Total Commercial Loans & Leases	15,362	13,187	11,691	9,394	8,018

Commercial Real Estate	11,840	10,564	9,726	8,246	7,659

Commercial Construction & Development	5,442	4,558	3,413	1,743	1,097
Residential Construction & Development	4,723	5,252	4,454	2,543	840

Total Construction & Development	10,165	9,810	7,867	4,286	1,937

Residential Real Estate	5,504	4,214	3,676	3,209	2,855

Personal Loans	1,732	1,417	1,479	1,522	1,634
Personal Lease Financing	202	181	145	128	155
Home Equity Loans & Lines	4,902	4,277	4,540	4,988	4,765

Total Consumer Loans & Leases	6,836	5,875	6,164	6,638	6,554

Total Loans & Leases	49,707	43,650	39,124	31,773	27,023
Reserve for Loan & Lease Losses	(878)	(448)	(406)	(363)	(360)
Premises and Equipment, net	529	459	415	330	330
Goodwill & Intangibles	2,240	1,739	1,410	908	920
Other Assets	2,398	1,816	1,518	1,319	1,241

Total Assets of Continuing Operations	63,130	56,944	51,328	42,320	36,559

Assets of Discontinued Operations	—	1,266	1,323	964	604

Total Assets	$63,130	$58,210	$52,651	$43,284	$37,163

Memo:
Average Earning Assets	$57,943	$52,373	$47,417	$39,203	$33,614
Average Earning Assets Excluding Investment Securities
Unrealized Gains / (Losses)	$57,985	$52,422	$47,503	$39,198	$33,571

AVERAGE LIABILITIES ($millions)
Deposits:
Noninterest Bearing	$5,858	$5,470	$5,361	$4,973	$4,604
Interest Bearing:
Savings & NOW	3,249	2,905	3,031	3,096	3,388
Money Market	11,016	10,473	8,297	7,053	6,176
Time Deposits	16,392	12,293	12,603	9,239	8,007
Foreign Deposits	2,760	2,928	2,844	2,346	2,235

Total Interest Bearing Deposits	33,417	28,599	26,775	21,734	19,806

Total Deposits	39,275	34,069	32,136	26,707	24,410
Short - Term Borrowings	6,163	4,694	3,638	2,925	2,908
Long - Term Borrowings	9,749	11,534	10,071	8,190	5,324
Other Liabilities	981	1,042	976	824	731
Liabilities of Discontinued Operations	—	149	163	225	169

Total Liabilities	56,168	51,488	46,984	38,871	33,542

AVERAGE EQUITY ($millions)
Marshall & Ilsley Corporation Shareholders' Equity	6,952	6,680	5,601	4,357	3,564
Noncontrolling Interest in Subsidiaries	10	42	66	56	57

Total Equity	6,962	6,722	5,667	4,413	3,621

Total Liabilities & Equity	$63,130	$58,210	$52,651	$43,284	$37,163

Memo:
Average Interest Bearing Liabilities	$49,329	$44,827	$40,484	$32,849	$28,038

11.

Marshall & Ilsley Corporation

Annual Financial Information

	2008	2007	2006	2005	2004
KEY RATIOS

Net Interest Margin (FTE) / Avg. Earning Assets	3.12%	3.14%	3.24%	3.38%	3.61%
Interest Spread (FTE)	2.67	2.47	2.60	2.88	3.29

Efficiency Ratio	n.m.	56.0	51.3	50.7	50.8

Return on Assets - Income from Continuing Operations	n.m.	0.87	1.26	1.39	1.45
Return on Assets - Net Income	n.m.	1.98	1.53	1.63	1.63

Return on M&I Shareholders’ Equity - Income from Continuing Operations	n.m.	7.44	11.56	13.46	14.84
Return on M&I Shareholders’ Equity - Net Income	n.m.	17.23	14.42	16.21	17.00

Equity / Assets (End of Period) (b)	10.1	11.8	11.0	10.4	9.9

MARGIN ANALYSIS (a)
Loans and Leases:
Commercial Loans & Leases	5.56%	7.52%	7.38%	6.06%	4.94%
Commercial Real Estate	6.02	7.49	7.41	6.27	5.50
Residential Real Estate	5.90	7.16	7.05	6.13	5.53
Home Equity Loans & Lines	6.28	7.48	7.28	6.28	5.49
Personal Loans & Leases	6.38	7.73	7.24	6.06	5.17

Total Loans & Leases	5.89	7.43	7.30	6.17	5.31
Due from Metavante	—	4.40	4.40	4.39	4.28
Investment Securities	4.77	5.27	5.21	5.01	4.95
Trading Assets	1.51	1.95	1.45	0.90	1.26
Short-Term Investments	2.11	5.11	4.94	3.25	1.28

Interest Income (FTE) / Avg. Interest Earning Assets	5.70%	7.05%	6.91%	5.92%	5.21%

Interest Bearing Deposits:
Savings & NOW	0.57%	1.28%	1.24%	0.79%	0.68%
Money Market	1.92	4.23	4.04	2.48	0.87
Time Deposits	3.80	4.94	4.54	3.15	2.21
Foreign Deposits	1.81	4.92	4.88	3.09	1.22

Total Interest Bearing Deposits	2.70	4.31	4.05	2.59	1.42
Short - Term Borrowings	2.27	5.04	5.13	3.63	2.10
Long - Term Borrowings	4.66	5.07	4.73	4.03	3.68

Interest Expense / Avg. Interest Bearing Liabilities	3.03%	4.58%	4.31%	3.04%	1.92%

Net Interest Margin (FTE) / Avg. Earning Assets	3.12%	3.14%	3.24%	3.38%	3.61%

Interest Spread (FTE)	2.67%	2.47%	2.60%	2.88%	3.29%

CREDIT QUALITY ($millions)

Nonaccrual Loans & Leases	$1,457.8	$686.9	$264.9	$134.7	$127.8
Nonaccrual Loans Held for Sale	69.2	—	—	—	—

Total Nonperforming Loans & Leases	$1,527.0	$686.9	$264.9	$134.7	$127.8
Other Real Estate Owned (OREO)	320.9	115.1	25.5	8.9	8.0

Total Nonperforming Assets (c)	$1,847.9	$802.0	$290.4	$143.6	$135.8

Renegotiated Loans	$270.3	$224.4	$0.1	$0.2	$0.2

Loans Past Due 90 Days or More	$14.5	$13.9	$3.0	$5.7	$4.4

Notes:	(a)	Based on average balances excluding fair value adjustments for available for sale securities.
	(b)	Includes preferred equity and noncontrolling interest in subsidiaries.
	(c)	Beginning with the second quarter of 2009, the Corporation modified its definition of nonperforming loans & leases and nonperforming assets to exclude renegotiated loans and loans past due 90 days or more because these loans were performing in accordance with their current terms. Prior periods presented have been adjusted for this reclassification.

12.

Marshall & Ilsley Corporation

Annual Financial Information

	2008	2007	2006	2005	2004
CREDIT QUALITY RATIOS

Net Charge-Offs / Average Loans & Leases	2.74%	0.59%	0.10%	0.12%	0.11%
Loan & Lease Loss Reserve / Period-End Loans & Leases	2.41	1.07	1.00	1.06	1.21
Nonperforming Assets / Period-End Loans & Leases and OREO	3.67	1.73	0.69	0.42	0.46
Nonperforming Loans & Leases / Period-End Loans & Leases	3.05	1.48	0.63	0.39	0.43
Loan & Lease Loss Reserve / Nonperforming Loans & Leases (a)	82	72	159	270	280

RECONCILIATION OF RESERVE FOR LOAN & LEASE LOSSES (b) ($ millions)

Beginning Balance	$496.2	$420.6	$363.8	$358.1	$349.6
Provision for Loan and Lease Losses	2,037.7	319.8	50.6	44.8	38.0
Allowance of Banks & Loans Acquired	32.1	11.7	45.2	—	0.0
Loans and Leases Charged Off:
Commercial	178.4	85.8	16.3	21.5	16.8
Real Estate	1,186.4	163.9	22.7	21.2	13.3
Personal	27.4	19.7	14.5	15.6	12.8
Leases	2.2	1.9	1.9	1.2	8.0

Total Charge-Offs	1,394.4	271.3	55.4	59.5	50.9
Recoveries on Loans and Leases:
Commercial	7.5	6.7	6.9	11.8	12.6
Real Estate	16.4	2.9	2.7	2.7	3.9
Personal	4.9	3.9	4.2	3.1	3.3
Leases	1.8	1.9	2.6	2.8	1.6

Total Recoveries	30.6	15.4	16.4	20.4	21.4

Net Loan and Lease Charge-offs	1,363.8	255.9	39.0	39.1	29.5

Ending Balance	$1,202.2	$496.2	$420.6	$363.8	$358.1

Notes:	(a)	Excludes nonaccrual loans held for sale.
	(b)	May not add due to rounding

13.